UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 6, 2023

SPIRITS TIME INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Nevada	333-151300	20-3455830
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

1661 Lakeview Circle, Ogden, UT, 84403

 (Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: 801-399-3632

N/A

(Former name or former address if changed since last report)

Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13a of the Exchange Act. ☐

ITEM 4.01  CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

On November 6, 2023, the Company dismissed Heaton & Company, PLLC, dba Pinnacle Accountancy Group of Utah (“Pinnacle”) as its independent registered accounting firm and engaged L J Soldinger Associates, LLC (“Soldinger”), as its new independent registered accounting firm.

Since Pinnacle’s appointment as our independent registered accounting firm on February 14, 2018 and through November 5, 2023, which included its audits of our financial statements and reviews of Forms 10-K for the years ended December 31, 2017 through 2022, and reviews of the quarterly Forms 10Q for the first three quarters of the years ended December 31, 2018 through 2023 and for the three months ended March 31 and June 30, 2023, there were (i) no disagreements between the Company and Pinnacle on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement, if not resolved to the satisfaction of Pinnacle, would have caused Pinnacle to make reference thereto in their reports on the financial statements for such years, and (ii) no “reportable events” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Pinnacle with a copy of this Form 8-K and requested that Pinnacle furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Pinnacle agrees with the above statements. A copy of such letter, dated November 6, 2023 is attached as Exhibit 16.1.

During years ended December 31, 2022 and 2021, and in the subsequent interim period through November 6, 2023, the Company has not consulted with Soldinger regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that Soldinger concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.

Exhibit Number	Description

16.1	Letter from Pinnacle dated November 6, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2023	SPIRITS TIME INTERNATIONAL, INC.

	By:	/s/ Mark A. Scharmann
Mark A. Scharmann
President, Chief Executive Officer, Secretary and Director